EXHIBIT 10.27.3


                              AMENDED AND RESTATED
                               OPERATING AGREEMENT
                                       OF
                               LIFE & DEATH, LLC,
                     A CALIFORNIA LIMITED LIABILITY COMPANY


         THIS AMENDED AND RESTATED OPERATING AGREEMENT (the "AGREEMENT") is entered into to be effective as of September 15, 2006 (the "EFFECTIVE DATE"), by and between Blue Holdings, Inc. ("BLHL"), Alexandre Caugant ("CAUGANT") and Philippe Naouri ("NAOURI") (each of BLHL, Naouri and Caugant are referred to herein individually as a "MEMBER", and collectively as the "MEMBER").

                                    RECITALS:

         A. The Members entered into that certain Joint Venture Agreement Term Sheet dated as of September 15, 2006 (the "TERM SHEET"), and that certain Membership Acquisition Agreement (the "MAQ"), dated to be effective as of September 15, 2006, which set forth the terms and conditions upon which the BLHL would acquire a membership interest in the Company and the rights, preferences, privileges and restrictions of the Members of the Company following such acquisition.

         B. In accordance with the MAQ, the Members desire to supersede, terminate and void AB INITIO the MAQ, and to enter into this Agreement to govern, as of the Effective Date, the rights, preferences, privileges and restrictions of the Members of the Company.


                                   AGREEMENTS:


         In consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby agree as follows:

                                    ARTICLE 1
                     FORMATION OF LIMITED LIABILITY COMPANY

         1.1 FORMATION. Life & Death, LLC (the "COMPANY") was formed under the provisions of the Beverly-Killea Act, California Corporations Code ss.ss.17000-17655 (the "ACT") by the filing of Articles of Organization with the California Secretary of State on May 4, 2006, File Number 200612610025, as amended by the filing on August 21, 2006 of a Certificate of Amendment, changing the name of the Company to Life & Death, LLC. Except as herein otherwise expressly provided, the rights and liabilities of the Members shall be as provided in the Act, as it may be amended from time to time.

         1.2 MAINTENANCE OF STATUS. The Members shall take such steps as are necessary to maintain the Company's status as a limited liability company formed under the laws of the State of California and its qualification to conduct


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business in any jurisdiction  where the Company does business and is required to be qualified.

         1.3 WAIVER OF RIGHT TO PARTITION. No Member shall, either directly or indirectly, take any action to require partition of the Company or of any of its assets or properties or cause the sale of any Company property, and, notwithstanding any provision of law to the contrary, each Member (and his, her or its legal representative, successor or assign) hereby irrevocably waives any and all right to maintain any action for partition or to compel any sale with respect to his, her or its Membership Interest, or with respect to any assets or properties of the Company, except as expressly provided in this Agreement.

                                    ARTICLE 2
                                      NAME

         The business of the Company shall be conducted under the name Life & Death, LLC or such other name as the Manager may hereafter designate.

                                    ARTICLE 3
                                   DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings:

         3.1 "ACT" means the Beverly-Killea Limited Liability Company Act (California Corporations Code ss.ss.17000-17655), as it may be amended from time to time.

         3.2 "ADDITIONAL CAPITAL" is defined in Section 7.1(b).

         3.3 "ADJUSTED CAPITAL ACCOUNT DEFICIT" means, with respect to any Member, the deficit balance, if any, in such Member's Capital Account as of the end of the relevant fiscal year of the Company, after giving effect to the following adjustments: (i) Credit to such Capital Account any amounts which such Member is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and (ii) debit to such Capital Account the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6). This definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

         3.4 "AGREEMENT" means this Operating Agreement, as amended, modified or supplemented from time to time.

         3.5 "CAPITAL ACCOUNT" means, with respect to any Member, the amount of money contributed by such Member to the capital of the Company, the aggregate fair market value (as determined by the Manager) of all property contributed or deemed contributed by such Member to the capital of the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Section 752 of the Code), the aggregate amount of all Net Profits allocated to such Member, and any and all items of gross income or gain specially allocated to such Member pursuant to Sections 9.3 and 9.4, and decreased by the amount of money distributed (or deemed distributed) to such Member by the Company (exclusive of any guaranteed payment within the meaning of Section 707(c) of the Code paid to such Member), the aggregate fair market value (as determined by the Manager) of all property distributed (or deemed distributed) to such Member by the Company (net of


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liabilities secured by such distributed  property that such Member is considered to assume or take subject to under Section 752 of the Code), the amount of any Net Losses charged to such Member, and any and all losses and deductions
including,   without   limitation,   any  and  all  partnership  and/or  partner
"nonrecourse deductions" specially allocated to such Member pursuant to Sections
9.3 and 9.4. The foregoing Capital Account definition and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation Sections 1.704-1(b) and 1.704-2 and shall be interpreted and applied in a manner consistent with such Regulations.

         3.6 "CASH FLOW" means net profits determined under the Generally Accepted Accounting Principles in the United States of America.

         3.7 "CODE" means the Internal Revenue Code of 1986, as amended.

         3.8 "COMPANY" means the limited liability company formed pursuant to this Agreement by the parties hereto, as said company may from time to time be constituted.

         3.9 "MAJORITY IN INTEREST" means those Members owning or having voting control over, in the aggregate, more than fifty percent (50%) of the Percentage Interests, except where otherwise expressly provided in this Agreement.

         3.10 "MANAGER" means the person designated as the manager of the Company, as provided in Article 11.

         3.11 "MARK" means the "LIFE & DEATH" trademark, as well as any variations thereof that the Company may elect to register.

         3.12 "MEMBERS" means those persons executing this Agreement on the signature page hereto, as well as those persons who hereafter are been admitted to the Company as a member in accordance with Article 13.

         3.13 "MEMBERSHIP INTEREST" means an ownership interest in the Company, which includes a Member's share of the profits and losses of the Company, a Member's right to receive distributions of the Company's assets, a Member's right to vote or participate in the management of the Company as permitted in this Agreement, and a Member's right to information concerning the business and affairs of the Company, as provided in this Agreement and under the Act.

         3.14 "MEMBER LOAN" is defined in Section 7.1(c).

         3.15 "NET PROFITS" and "NET LOSSES". The terms "NET PROFITS" and "NET LOSSES" mean, for each fiscal year or other period, an amount equal to the Company's taxable income or loss, as the case may be, for such year or period, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss and deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss); provided, however, for purposes of computing such taxable income or loss,


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(i) such  taxable  income or loss shall be adjusted  by any and all  adjustments required to be made in order to maintain Capital Account balances in compliance with Treasury Regulation Section 1.704-1(b), and (ii) any and all items of gross income, gain, loss and deduction including, without limitation, all partnership and/or partner "nonrecourse deductions" specially allocated to any Member pursuant to Sections 9.3 and 9.4 shall not be taken into account in calculating such taxable income or loss.

         3.16 "PERCENTAGE INTERESTS" means the Percentage Interests of the Members set forth opposite their names on EXHIBIT A attached hereto.

         3.17 "REGULATIONS" means the Treasury Regulations promulgated under the Code.

         3.18 "TRANSFER" shall mean any transfer, sale, assignment, gift, pledge or other disposition or encumbrance.

                                    ARTICLE 4
                               NATURE OF BUSINESS

         4.1 BUSINESS PURPOSE. The business of the Company is to engage in (i) the design, development, manufacture and wholesale distribution of apparel bearing the "LIFE & DEATH" trademark, as well as any variations thereof that the Company may elect to register, and (ii) any other activity for which limited liability companies may be organized under the laws of the State of California.

         4.2 NO ACCOUNTABILITY. The Members and their affiliates may conduct any business or activity whatsoever without any accountability to the Company or to any Member; provided, however, that nothing contained in this Article 4 shall alter, modify, reduce or eliminate the requirements and obligations of the Company and the Members expressly set forth in this Agreement. Each Member understands that the other Members and their affiliates may be interested, directly or indirectly, in various other such businesses and undertakings. The creation of the Company and the assumption by each of the Members of his, her or its duties hereunder shall be without prejudice to the respective rights of the other Members and their affiliates to maintain such other interests and activities and to receive and enjoy profits or compensation therefrom, and each Member waives any rights he, she or it might otherwise have to share or participate in such other interests or activities of the other Members and their affiliates.

                                    ARTICLE 5
                                      TERM

         The term of the Company shall commence on the date hereof and shall continue in perpetuity, unless earlier terminated under the provisions of
Article 14.

                                    ARTICLE 6
                           PRINCIPAL PLACE OF BUSINESS

         The principal business office of the Company shall be located at such place as may be designated by the Manager from time to time.


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                                    ARTICLE 7
                            CAPITAL AND CONTRIBUTIONS

         7.1      NO REQUIRED CAPITAL.

                  (a) No Member shall be obligated to contribute any cash or property to the capital of the Company, except as agreed upon by such Member and the Manager. Notwithstanding the foregoing, as an initial capital contribution, and in consideration for their respective initial Membership Interests in the Company, the Members have contributed the cash set forth on EXHIBIT A attached hereto and incorporated herein by reference.

                  (b) The Members may, but shall not be required to, contribute additional capital in the form of cash, as set forth on EXHIBIT B, attached hereto and incorporated herein by reference ("ADDITIONAL CAPITAL"). In the event that the Manager determines that Additional Capital is required, the Manager shall provide written notice to each of the Members as to the amount that is required, and each Member shall be required to contribute its/his pro-rata share within thirty (30) days from the date of such notice. In the event that any Member is unable to contribute Additional Capital, then no Member shall be required to contribute Additional Capital; in which case the Manager may obtain a loan from BLHL as described in subsection (c) below. Under no circumstances shall any Member's percentage interest be diluted by its/his refusal or inability to contribute Additional Capital under this provision.

                  (c) In the event that additional working capital is needed, but the Members do not wish to contribute Additional Capital or the Members have already contributed Additional Capital up to the limits set forth on Exhibit B, then any Member may, at its sole discretion, make a loan to the Company, which such loan shall be evidenced by a promissory note with interest payable at prime plus 1% and shall contain standard terms and conditions, all of which must be approved by the Manager (each a "MEMBER LOAN").

         7.2 LIMITED LIABILITY. Members shall not be liable to creditors of the Company, and shall not be required to restore all or any portion of a deficit balance in any such Member's Capital Account with the Company.

         7.3 NO INTEREST ON CONTRIBUTION. No Member shall have the right to receive interest on its/his capital contributions to the Company. 7.4 CAPITAL ACCOUNTS. Capital Accounts shall be maintained for the Members in accordance with Section 704(b) of the Code and the Regulations promulgated thereunder.

                                    ARTICLE 8
                                  DISTRIBUTIONS

         8.1 DISTRIBUTIONS. For any fiscal year of the Company Cash Flow shall be distributed by the Manager as follows:


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         (a)      First,  fifty percent (50%) of the Cash Flow, if any, for each fiscal  year shall be  retained  by the  Company  for  working
                  capital  and   reserves   (provided   that  when  the  Manager
                  reasonably determines that any such working capital and/or reserves are no longer necessary, then any such amounts shall be distributed in accordance with the remaining provisions of this Section 8.1);

         (b) Second, thirty percent (30%) of the Cash Flow, if any, for each fiscal year shall be used to repay the principal on any outstanding Member Loan. If there are no outstanding Member Loans, then the Cash Flow under this provision shall be distributed to each of the Members, pro rata, to the extent of any unreturned Additional Capital contribution of such Member in excess of its/his initial capital contribution as set forth on EXHIBIT A (provided that at such time as any such unreturned capital contributions are reduced to zero (0) any Cash Flow that would otherwise be distributed pursuant to this
                  Section  8.1(b)  shall  instead  be  distributed  pursuant  to
                  Section 8.1(c)); and

         (c) Thereafter, any remaining Cash Flow shall be distributed to the Members in proportion to their respective Percentage Interests.

         (d) Notwithstanding the foregoing, at any time the Manager believes that sufficient Cash Flow exists to make a distribution within the guidelines set forth in subsections
                  (a), (b) and (c) above, then the Manager may cause an interim distribution, it being the intent of this subsection that the Manager shall not be required to wait until the fiscal year end to make distributions.

         8.2 RETURN OF CAPITAL. No Member shall be entitled to a return of his, her or its capital contribution except in accordance with this Article 8 or
Article 14.

         8.3 WITHHOLDING. Any withholding tax required by law to be withheld by the Company with respect to a Member shall be treated as a distribution to such Member.

         8.4 LIMITATION ON DISTRIBUTIONS. A Member may not receive a distribution from the Company to the extent that, after giving effect to the distribution, all liabilities of the Company, other than liability to Members on account of their capital contributions, would exceed the fair value of the Company's assets.

         8.5 IN-KIND DISTRIBUTION. Assets of the Company (other than cash) shall not be distributed in kind to the Members without the prior written approval of the Manager.

                                   ARTICLE 9
                        ALLOCATIONS OF PROFITS AND LOSSES

         9.1 NET LOSSES. Net Losses of the Company for each fiscal year of the Company (or part thereof) shall be allocated to the Members at the end of such fiscal year (or part thereof) in proportion to their respective Percentage Interests.

         9.2 NET PROFITS. Net Profits of the Company for each fiscal year of the Company (or part thereof) shall be allocated to the Members at the end of such fiscal year (or part thereof) in proportion to their respective Percentage Interests.


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         9.3 SPECIAL  ALLOCATIONS.  Notwithstanding  any other provision of this
Agreement, no Net Losses or items of expense, loss or deduction shall be allocated to any Member to the extent such an allocation would cause or increase such Member's Adjusted Capital Account Deficit and any such Net Losses and items of expense, loss and deduction shall instead be allocated to the Members in proportion to their respective "interests" in the Company as determined in accordance with Treasury Regulation Section 1.704-1(b). In addition, items of income and gain shall be specially allocated to the Members in accordance with and to the extent required by the qualified income offset provisions set forth in Treasury Regulation Section 1.704-1(b)(2)(ii)(d). Notwithstanding any other provision in this Article IX, (i) any and all "partnership nonrecourse deductions" (as defined in Treasury Regulation Section 1.704-2(b)(1)) of the Company for any fiscal year or other period shall be allocated to the Members in proportion to their respective Percentage Interests; (ii) any and all "partner nonrecourse deductions" (as such term is defined in Treasury Regulation Section 1.704-2(i)(2)) attributable to any "partner nonrecourse debt" (as such term is defined in Treasury Regulation Section 1.704-2(b)(4)) shall be allocated to the Member that bears the "economic risk of loss" (as determined under Treasury Regulation Section 1.752-2) for such "partner nonrecourse debt" in accordance with Treasury Regulation Section 1.704-2(i)(l); (iii) each Member shall be specially allocated items of Company income and gain in accordance with the
partnership   minimum  gain  chargeback   requirements  set  forth  in  Treasury
Regulation Sections 1.704-2(f) and 1.704-2(g); and (iv) each Member with a share of minimum gain attributable to any "partner nonrecourse debt" shall be specially allocated items of Company income and gain in accordance with the partner minimum gain chargeback requirements of Treasury Regulation Sections 1.704-2(i)(4) and 1.704-2(i)(5). The Members' respective shares of the Company's "excess nonrecourse liabilities" under Treasury Regulation Section 1.752-3(a)(3) shall be allocated to the Members in proportion to their respective Percentage Interests.

         9.4 CURATIVE ALLOCATIONS. The allocations set forth in Section 9.3 (the "REGULATORY ALLOCATIONS") are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other
Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 9.4. Therefore, notwithstanding any other provision of this Article 9 (other than the Regulatory Allocations), the Manager is hereby authorized to make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner he determines appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of this Agreement and all Company items were allocated pursuant to Sections 9.1 and 9.2. In exercising his discretion under this Section 9.4, the Manager shall take into account future Regulatory Allocations under Section 9.3 but, although not yet made, are likely to offset other Regulatory Allocations previously made under the provisions of Section 9.3.

         9.5 DIFFERING TAX BASIS; TAX ALLOCATION. Depreciation and/or cost recovery deductions and gain or loss with respect to each item of property treated as contributed to the capital of the Company shall be allocated among the Members for federal income tax purposes in accordance with the principles of
Section 704(c) of the Code and the Treasury Regulations promulgated thereunder, and for state income tax purposes in accordance with comparable provisions of the California Revenue & Taxation Code, as amended, and the regulations


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promulgated  thereunder,  so as to take  into  account  the  variation,  if any, between the adjusted tax basis of such property and its book value (as determined for purposes of the maintenance of Capital Accounts in accordance with this Agreement and Treasury Regulation Section 1.704-1(b)(2)(iv)(g)).

         9.6 ELECTION; ALLOCATIONS BETWEEN TRANSFEROR AND TRANSFEREE. Upon the death of a Member, the transfer of the Membership Interest of any Member or the distribution of any property of the Company to a Member, the Company may file, in the reasonable discretion of the Manager, an election in accordance with applicable Treasury Regulations, to cause the basis of the Company property to be adjusted for federal income tax purposes as provided by Sections 734 and 743 of the Code. Upon the transfer of all or any part of the Interest of a Member as hereinabove provided, Net Profits and Net Losses shall be allocated between the transferor and transferee on the basis of the computation method which is determined in the reasonable discretion of the Manager to be in the best interests of the Company, provided such method is in conformity with the methods prescribed by Section 706 of the Code and Treasury Regulation Section 1.706-1(c)(2)(ii).

                                   ARTICLE 10
                     BOOKS AND RECORDS; TAX MATTERS PARTNER

         10.1 BOOKS. There shall be maintained and kept at all times during the continuation of the Company proper and usual books of account which shall accurately reflect the condition of the Company and shall account for all matters concerning the management thereof, and which books shall be maintained and kept at the principal office of the Company or at such other place or places as the Manager may from time to time determine. The Company's books and records shall be maintained on the basis selected by the Manager.

         10.2 FISCAL YEAR. The fiscal year of the Company shall end on December 31 of each year.

         10.3 TAX MATTERS PARTNER. The "tax matters partner" of the Company within the meaning of Code section 6231(a)(7) shall be Naouri.

                                   ARTICLE 11
                             MANAGEMENT; VOTING AND
                            CONTROL RIGHTS OF MEMBERS

         11.1 THE MANAGER. The business of the Company shall be managed by the "Manager". The initial Manager of the Company shall be Naouri. Each of the initial and subsequent Managers shall serve until he or she resigns, is removed for cause by a Majority in Interest of the Members, dies or becomes incapacitated, in which case a Majority in Interest of the Members may, at their election, designate a successor Manager, who shall serve at as a Manager until he, she or it resigns, dies, becomes incapacitated, dissolves, becomes bankrupt or is removed for cause by a Majority in Interest of the Members.

         11.2 MANAGEMENT POWERS AND DUTIES. The Manager shall have the general supervision, direction, and control of the business of the Company, and the general powers and duties of management typically vested in the board of directors and president of a corporation, including, but not limited to, the right to enter into and carry out contracts of all kinds; to employ employees, agents, consultants and advisors on behalf of the Company; to lend or borrow money and to issue evidences of indebtedness; to bring and defend actions in law or at equity; and to buy, own, manage, sell, lease, mortgage, pledge or otherwise acquire or dispose of the Company property. Without limiting the generality of this Section 11.2, the Manager shall have the power and authority, subject to the limitations of the Act and any limitations set forth elsewhere herein:

         (a) To acquire, sell, transfer, exchange, lease or dispose of property, or any portion thereof, from or to any person as the Manager may determine, and the fact that a Member or a Manager is directly or indirectly affiliated or connected with any such person shall not prohibit the Manager from dealing with that person;

         (b) To borrow money for the Company from banks, other lending institutions, the Members, the Manager or any other persons on such terms as the Manager deems appropriate, and in connection therewith, to hypothecate, encumber and grant security interests in the assets of the Company to secure repayment of the borrowed sums;

         (c) To purchase liability and other insurance to protect the property and business of the Company;

         (d) To hold and own any Company real and personal properties in the name of the Company;

         (e) To invest any funds of the Company temporarily (by way of example but not limitation) in time deposits, short-term governmental obligations, commercial paper or other investments;

         (f) To execute on behalf of the Company all instruments and documents, including, without limitation, checks, drafts, notes and other negotiable instruments, mortgages or deeds of trust, security agreements, financing statements, documents providing for the acquisition, mortgage or disposition of property of the Company, assignments, bills of sale, leases, partnership or limited liability company agreements, and any other instruments or documents necessary or appropriate, in the opinion of the Manager, to the business of the Company;

         (g) To employ accountants, legal counsel, managing agents or other experts to perform services for the Company and to compensate them from Company funds;

         (h) To retain and compensate employees and agents generally, and to define their duties;

         (i) To effectuate a merger of the Company with any other limited liability company, a corporation or a general or limited partnership;

         (j) To enter into any and all other agreements on behalf of the Company, with any other person for any purpose necessary or appropriate to the conduct of the business of the Company;

         (k)      To  adopt  and  implement   annual  budgets  relating  to  the
                  operations of the Company;

         (l) To pay reimbursement from the Company of all expenses of the Company reasonably incurred on behalf of the Company; and

         (m) To do and perform all other acts as may be necessary or appropriate to the conduct of the business of the Company.

         11.3 MAJORITY VOTE REQUIRED. In the event there is more than one Manager, all actions taken and all decisions made by the Managers shall be by majority vote.

         11.4 RELIANCE ON A MANAGER'S SIGNATURE. Every contract, deed, mortgage, lease and other instrument executed by the Manager shall be conclusive evidence in favor of every person or entity relying thereon or claiming thereunder that, at the time of the delivery thereof, (i) the Company was in existence, (ii) neither this Agreement nor the Articles of Organization had been amended in any manner so as to restrict the delegation of authority to the Manager as provided herein and (iii) such action was duly approved by the Manager.

         11.5 MANAGER'S RIGHT TO APPOINT OFFICERS. The Manager may appoint a president, secretary, chief financial officer and such other officers of the Company as appropriate, each of whom shall hold office for such period, have such authority and perform such duties as the Manager determines.

         11.6 BANK ACCOUNTS. The funds of the Company shall be deposited in such bank account or accounts, or invested in such interest-bearing or non-interest bearing investments, as shall be designated by the Manager.

         11.7 RELIANCE UPON ADVISORS. The Manager may consult with legal counsel chosen by them and any act or omission suffered or taken by them on behalf of the Company or in furtherance of the interests of the Company in good faith in reliance upon and in accordance with the advice of such counsel shall be full justification for any such act or omission and the Manager shall be fully protected in so acting or omitting to act, provided such counsel was chosen with reasonable care.

         11.8 DEVOTION OF TIME; NON-EXCLUSIVITY. No Manager or officer shall be obligated to devote all of his, her or its time or business efforts to the affairs of the Company, but shall devote such time, effort and skill as he, she or it deems appropriate for the operation of the Company and the performance of his, her or its obligations.

         11.9 COMPENSATION; ADMINISTRATIVE EXPENSES. The Manager shall be entitled to receive reasonable compensation for services rendered by him or her in the management of the Company's business; and each officer shall be compensated in such manner as the Manager reasonably determines. The Company shall provide the Manager with (or, at the Manager's election, reimburse the Manager for) reasonable office space, personnel, equipment, supplies and other administrative and management support that may be necessary or appropriate in connection with the operation of the business of the Company.

         11.10 LIMITED LIABILITY. No Manager or officer shall be personally liable under any judgment of a court, or in any other manner, for any debt, obligation or liability of the Company, whether that liability or obligation arises in contract, tort or otherwise, solely by reason of being a Manager or officer, provided that such person acted in good faith and in a manner that was believed to be in the best interests of the Company. No Manager or officer shall be liable to the Company or to any Member for any loss or damage sustained by the Company or any Member, unless the loss or damage shall have been the result of fraud, deceit, gross negligence, reckless or intentional misconduct, or a knowing violation of law by the Manager or officer.

         11.11 LIMITATION ON MEMBERS' AUTHORITY. No Member shall be an agent of the Company solely by virtue of being a Member; and no Member shall have authority to act for or on behalf of the Company solely by virtue of being a Member, except as may be otherwise expressly provided in this Agreement.

                                   ARTICLE 12
                         TRANSFER OF MEMBERSHIP INTEREST

         12.1 TRANSFER RESTRICTIONS. Until such time that the Members have each been fully reimbursed for any working capital contribution contributed above its/his initial capital contribution, and any outstanding Member Loans have been fully repaid, no Member shall be entitled to Transfer any portion of his Membership Interest. Any attempted Transfer of any Membership Interest to any person that is made in violation of the foregoing shall be invalid and shall not be reflected on the Company's books.

         12.2 TRANSFERS BY BEQUEST, INCAPACITATION, BANKRUPTCY. In the event that a Member dies, becomes incapacitated or becomes the subject of a proceeding under the U.S. Bankruptcy Code or similar proceeding that has not been dismissed within ninety (90) days of its commencement (the "INCAPACITATED MEMBER"), the other Members shall have the right, pro-rata, to purchase such Incapacitated Member's Membership Interest in the Company at a price equal to the book value of such Membership Interest.

                                   ARTICLE 13
                            ADMISSION OF NEW MEMBERS;
                        AMENDMENT TO OPERATING AGREEMENT
                          AND ARTICLES OF ORGANIZATION

13.1 ADMISSION OF MEMBERS. New members may be admitted to the Company only upon the consent of the Majority in Interest of the Members. Any new members shall be admitted upon such terms and conditions as may be determined by the Majority in Interset of the Members, consistent with this Agreement, the Company's Articles of Organization and any applicable provision of law or rule of a governmental agency or self-regulating organization which has jurisdiction over the business of the Company.

         13.2 AMENDMENTS. This Agreement and the Articles of Organization may not be amended in whole or in part except upon the written consent of the Manager and a Majority in Interest of the Members; provided, however, that no amendment which has a materially adverse effect on a Member shall be effective hereunder without the consent of such Member. Notwithstanding anything contained herein to the contrary, the Manager may amend this Agreement without any vote, consent, approval, authorization or other action of any Member (provided that notice of such amendment is given to all Members) to (a) add to the duties or obligations of the Manager or surrender any right or power granted to the Manager in this Agreement for the benefit of the Members; (b) cure any ambiguity, correct or supplement any provision in this Agreement that may be inconsistent with any other provision in this Agreement, or make any other provisions with respect to matters or questions arising under this Agreement that will not be inconsistent with the intent of this Agreement; (c) reflect the withdrawal, addition or substitution of Members; (d) elect for the Company to be bound by any successor statute to the Act governing limited liability companies if, in the opinion of the Manager, the amendment does not have a materially adverse effect on the Members or the Company; (e) conform this Agreement to changes in the Act or interpretations thereof which the Manager believes, in his or her exclusive discretion, appropriate, necessary or desirable if, in the Manager's reasonable opinion, such amendment does not have a materially adverse effect on the Members or the Company; (f) change the name of the Company; (g) conform the profit and loss allocation provisions to any applicable requirements of Federal or state law which the Manager, in his or her exclusive discretion, believes appropriate, necessary or desirable if, in the Manager's reasonable opinion, such amendment does not have a materially adverse effect on the Members or the Company; and (h) make any change which, in the exclusive discretion of the Manager, is advisable to qualify or to continue the qualification of the Company as a limited liability company under the laws of the State of California.

                                   ARTICLE 14
                           DISSOLUTION OF THE COMPANY

         14.1 EVENTS OF DISSOLUTION. The Company shall be dissolved on the earlier of the following events:

         (a) The agreement of a Majority in Interest of the Members to dissolve;

         (b) The sale or liquidation of substantially all the assets of the Company;

         (c)      The expiration of the term of the Company; or

         (d)      As otherwise provided by the Act.

         14.2 RIGHTS TO MARK. In the event that the Company is dissolved and the Mark is no longer being exploited by the Company, or in the event that the Members determine to dissolve the Company and distribute its assets, then each Member shall have the opportunity to purchase the Mark at its then fair market value.

         14.3 APPLICATION OF PROCEEDS. The assets of the Company on winding-up shall be applied first to the expenses of the winding-up, liquidation and dissolution, second, to creditors, in order of priority as provided by law, third, to establish a reserve for any conditional, contingent or unmatured liabilities of the Company and thereafter distributed to the Members pro rata in accordance with their respective positive Capital Accounts.

         14.4 NEGATIVE CAPITAL ACCOUNTS. If any Member has a deficit balance in his, her or its Capital Account (after giving effect to all contributions, distributions and allocations for all fiscal years, including the fiscal year during which such liquidation occurs), such Member shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other person for any purpose whatsoever.

         14.5 NO LIABILITY. No Member shall be personally liable for any debts, liabilities or obligations of the Company, whether to the Company, any Member or to the creditors of the Company, beyond the amount contributed by such Member to the capital of the Company, such Member's share of the accumulated but undistributed profits of the Company, if any, and the amount of any distribution (including the return of any capital contribution) made to such Member required to be returned to the Company pursuant to the Act. Each Member shall look solely to the assets of the Company for all distributions with respect to the Company and for the return of his, her or its capital contribution and shall have no recourse therefore against any other Member. The Members shall not have any right to demand or receive property other than cash upon dissolution and termination of the Company; and, except as provided in this Article 14 upon dissolution and termination of the Company, the Members shall not have any right to demand, at any time, the return of their capital contributions to the Company.

                                   ARTICLE 15
                          LIABILITY AND INDEMNIFICATION

         15.1 LIMITATION ON LIABILITY. No Member, Manager, officer, employee or agent of the Company, a Member or a Manager shall be liable to the Company or any other Member or Manager for any expenses, damages or losses arising out of the performance of his, her or its duties for the Company other than those expenses, damages or losses directly attributable to such person not acting in good faith and in a manner that he, she or it reasonably believed to be in or not opposed to the best interests of the Company or attributable to such person's breach of his, her or its duty of loyalty to the Company.

         15.2 INDEMNIFICATION. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, an action by or in the right of the Company or by any Member) by reason of the fact that he, she or it is or was a Member, Manager, employee or agent of the Company, a Member or a Manager against expenses (including attorneys' fees) judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent permitted under California law.

                                   ARTICLE 16
                                  MISCELLANEOUS

         16.1 DISPUTED RESOLUTION. Any controversy or dispute arising out of or relating to (a) this Agreement (including the interpretation of any of the provisions hereof), (b) the parties' rights under the Act, whether arising in contract, tort or any other legal theory, or (c) the action or inaction of any Member, Manager or officer, and whether based on federal, state or local statute or common law and regardless of the identities of any other defendants, other than requests for immediate equitable relief (a "DISPUTE"), then such Dispute shall be settled by agreement, mediation or arbitration in accordance with EXHIBIT C hereto. No action at law or in equity based upon any claim arising out of or related to this Agreement shall be instituted in any court by any Member except (i) an action to compel arbitration pursuant to this Section 16.1 or (ii) an action to enforce an award obtained in an arbitration proceeding in accordance with this Section 16.1.

         16.2 ENTIRE AGREEMENT. Except as herein provided, this Agreement constitutes the entire agreement between the parties relating to the subject matter hereof. It supersedes any prior agreement or under-standings between them relating to the subject matter hereof, and it may not be modified or amended in any manner other than as set forth herein. For purposes of clarity, the Joint Venture Agreement Term Sheet is hereby terminated and deemed null and void AB INITIO.

         16.3 GOVERNING LAW. This Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of California.

         16.4 BINDING AGREEMENT. Except as herein otherwise specifically provided, this Agreement shall be binding upon and inure to the benefit of the parties and their respective legal representatives, heirs, administrators, executors, successors and assigns.

         16.5 CAPTIONS. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision thereof. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person (which term, for purposes of this Agreement, shall include individuals and entities) may require in the context thereof.

         16.6 VALIDITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement, or the application of such provision to any person or circumstances shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected hereby.

         16.7   COUNTERPARTS.   This  Agreement  may  be  executed  in  multiple
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned Members executed this Agreement to be effective as of the date first set forth above.


Members:                            BLUE HOLDINGS, INC.


                                    By:   /s/ Patrick Chow
                                        ---------------------------


                                    Its:      CFO
                                         --------------------------



                                    /s/ Alexandre Caugant
                                    -------------------------------
                                    Alexandre Caugant


                                    /s/ Philippe Naouri
                                    -------------------------------
                                    Philippe Naouri

                                    EXHIBIT A

                          INITIAL CAPITAL CONTRIBUTIONS



                         Cash/Property      Contribution         Membership/
Name of Member            Contributed     Dollar ($) Value   Percentage Interest

Blue Holdings, Inc.         Cash            $186,142.73             50.00%

Alexandre Caugant           Cash             $93,071.36             25.00%

Philippe Naouri             Cash             $93,071.37             25.00%

TOTAL                                       $372,285.46            100.00%

                                    EXHIBIT B

                        ADDITIONAL CAPITAL CONTRIBUTIONS



                          Cash/Property      Contribution         Membership/
Name of Member            Contributed     Dollar ($) Value   Percentage Interest

Blue Holdings, Inc.         Cash             $63,857.27             50.00%

Alexandre Caugant           Cash             $31,928.64             25.00%

Philippe Naouri             Cash             $31,928.63             25.00%

TOTAL                                       $127,714.54            100.00%

                                    EXHIBIT C

                             ARBITRATION PROVISIONS


         1. RULES; JURISDICTION. Any Dispute that has not been resolved by agreement of the parties or by mediation, as provided in Section 16.1 of the Agreement, shall be settled by arbitration that must be conducted in the County of Los Angeles, California, and, except as herein specifically stated, in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA Rules") then in effect (but not under the auspices of the AAA), and subject to the provisions of Title 9 of Part 3 of the California Code of Civil Procedure or any successor statute ("TITLE 9"). To the extent the AAA Rules conflict with, or are supplemented by, the provisions of Title 9, the provisions of Title 9 shall govern and be applicable. However, in all events the arbitration provisions provided herein shall govern over any conflicting rules that may now or hereafter be contained in either the AAA Rules or Title 9. Any judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction of the subject matter thereof. The arbitrators shall have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding instituted to resolve a Dispute. The parties hereby submit to the in personam jurisdiction of the Superior Court of the State of California for the County of Los Angeles and the United States District Court for the Central District of California for purposes of confirming or enforcing an arbitral award, including without limitation an award of equitable relief, and entering judgment thereon. The parties hereto waive any and all objections that they may have as to jurisdiction or venue in any of the above courts.

         2. COMPENSATION OF ARBITRATORS. Any such arbitration shall be conducted before a panel of three arbitrators who shall be compensated for their services at a rate to be determined by the parties, but based upon reasonable and customary hourly or daily consulting rates for the neutral arbitrator in the event the parties are not able to agree upon the arbitrators' rate of compensation.

         3. SELECTION OF ARBITRATORS. The AAA Rules for the selection of such an arbitrator shall be followed, except that the selection shall be a partner or principal of a nationally recognized firm of independent certified public accountants from the management advisory services department (or comparable department or group) of such firm.

         4. PAYMENT OF COSTS. Each party hereby agrees to pay one half the costs of the compensation of the arbitrators, the costs of transcripts and all other expenses of the arbitration proceedings; provided, however, that the prevailing party in any arbitration, which shall be determined by the arbitrators, shall be entitled to an award of attorneys' fees and costs, and the arbitrators' fees and costs, and all other costs of the arbitration shall be paid by the losing party.

         5. EVIDENCE; DISCOVERY. All testimony of witnesses at any arbitration proceeding held pursuant to these provisions shall be taken under oath, and under the rules of evidence as set forth under the Evidence Code of California and judicial interpretations thereunder. The parties shall be entitled to conduct discovery proceedings in accordance with the provisions of Section 1283.05 of the California Code of Civil Procedure.

         6. BURDEN OF PROOF; BASIS OF DECISION. For any claim submitted to arbitration, the burden of proof shall be as it would be if the claim were litigated in a judicial proceedings except where otherwise specifically provided in the Agreement to which this is attached, and the decision shall be based on the application of California law (as determined from statutes, court decisions, and other recognized authorities) to the facts found by the arbitrators.

         7. JUDGMENT. Upon the conclusion of any arbitration proceedings hereunder, the arbitrators shall render findings of fact and conclusions of law and a written opinion setting forth the basis and reasons for any decision reached by them and shall deliver such documents to each party to the Agreement along with a signed copy of the award in accordance with Section 1283.6 of Title 9.

         8. TERMS OF ARBITRATION. The arbitrators chosen in accordance with these provisions shall not have the power to alter, amend or otherwise affect the terms of these arbitration provisions or the provisions of the Agreement.

         9. EXCLUSIVE REMEDY. Except as specifically provided in this EXHIBIT B or in the Agreement to which it is attached, arbitration shall be the sole and exclusive remedy of the parties for any Dispute.

         10. ARBITRATION CONFIDENTIAL. Neither party will disclose the existence of any arbitration proceedings hereunder, nor the outcome thereof, except: (a) insofar as such disclosure is reasonably necessary to carry out and make effective the terms of this Agreement, including without limitation, pleadings or other documents filed seeking entry of judgment upon an award of the arbitrators; (b) insofar as a party hereto is required by law to respond to any demand for information from any court, governmental entity, or governmental agency, or as may be required by federal or state securities laws; (c) insofar as disclosure is necessary to be made to a party's independent accountants for tax or audit purposes; (d) insofar as disclosure is necessary to be made to a party's attorneys for purposes of rendering advice or services relating to this Agreement; and (e) insofar as the panics may mutually agree in writing.

         11. NOTICE; LANGUAGE. Notice of arbitration sent to the other party by using the following means shall be deemed good and sufficient notice of service:
Notices shall be in writing, shall be sent by certified or registered air mail with postage prepaid, return receipt requested, or by hand delivery. Such communications shall be deemed given and received upon delivery, if hand delivered; or within five (5) days of mailing, if sent by certified or registered mail. Notices to any Member shall be sent to such Member's last known business address appearing on the books of the Company.

                              AMENDED AND RESTATED
                               OPERATING AGREEMENT

                                       OF

                                LIFE & DEATH, LLC
                     A CALIFORNIA LIMITED LIABILITY COMPANY



                       EFFECTIVE AS OF SEPTEMBER 15, 2006

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


ARTICLE 1         FORMATION OF LIMITED LIABILITY COMPANY.......................2

         1.1      Formation....................................................2
         1.2      Articles of Organization.....................................
         1.3      Maintenance of Status........................................2
         1.4      Waiver of Right to Partition.................................3

ARTICLE 2         NAME.........................................................3


ARTICLE 3         DEFINITIONS..................................................3

         3.1      "Act"........................................................4
         3.2      "Adjusted Capital Account Deficit"...........................4
         3.3      "Agreement"..................................................4
         3.4      "Capital Account"............................................4
         3.5      "Cash Flow" .................................................5
         3.6      "Code".......................................................6
         3.7      "Company"....................................................6
         3.8      "Majority in Interest".......................................6
         3.9      "Manager"....................................................6
         3.10     "Mark".......................................................6
         3.11     "Members"....................................................6
         3.12     "Membership Interest"........................................6
         3.13     Net Profits and Net Losses...................................7
         3.14     "Percentage Interests........................................7
         3.15     "Regulations"................................................8
         3.16     "Transfer"...................................................8

ARTICLE 4         NATURE OF BUSINESS...........................................8

         4.1      Business Purpose.............................................8
         4.2      No Accountability............................................8

ARTICLE 5         TERM.........................................................9


ARTICLE 6         PRINCIPAL PLACE OF BUSINESS..................................9


ARTICLE 7         CAPITAL AND CONTRIBUTIONS....................................9

         7.1      No Required Capital..........................................9
         7.2      Limited Liability...........................................11
         7.3      No Interest on Contribution.................................11
         7.4      Capital Accounts............................................11

ARTICLE 8         DISTRIBUTIONS...............................................11

         8.1      Distributions...............................................11
         8.2      Advance Distribution of Profits.............................
         8.3      Return of Capital...........................................13

         8.4      Withholding.................................................13
         8.5      Limitation on Distributions.................................13
         8.6      In-Kind Distribution........................................13

ARTICLE 9         ALLOCATIONS OF PROFITS AND LOSSES...........................13

         9.1      Net Losses..................................................13
         9.2      Net Profits.................................................14
         9.3      Special Allocations.........................................14
         9.4      Curative Allocations........................................15
         9.5      Differing Tax Basis; Tax Allocation.........................16
         9.6      Election; Allocations between Transferor and Transferee.....16

ARTICLE 10        BOOKS AND RECORDS; TAX MATTERS PARTNER......................17

         10.1     Books.......................................................17
         10.2     Fiscal Year.................................................17
         10.3     Tax Matters Partner.........................................18

ARTICLE 11        MANAGEMENT; VOTING AND CONTROL RIGHTS OF MEMBERS............18

         11.1     The Manager.................................................18
         11.2     Management Powers...........................................18
         11.3     Majority Vote Required......................................21
         11.4     Reliance on a Manager's Signature...........................21
         11.5     Manager's Right to Appoint Officers.........................22
         11.6     Manager's Right to Issue Membership Interests...............D.
         11.7     Bank Accounts...............................................22
         11.8     Reliance Upon Advisors......................................22
         11.9     Devotion of Time; Non-exclusivity...........................22
         11.10    Compensation; Administrative Expenses.......................22
         11.11    Limited Liability...........................................23
         11.12    Limitation on Members' Authority............................23

ARTICLE 12        TRANSFER OF MEMBERSHIP INTEREST.............................24

         12.1     Transfer Restrictions.......................................24
         12.2     Transfers by Bequest, Incapacitation, Bankruptcy............24
         12.3     Transfer between Members....................................24

ARTICLE 13        ADMISSION OF NEW MEMBERS; AMENDMENT TO OPERATING AGREEMENT
                  AND ARTICLES OF ORGANIZATION................................25

         13.1     Admission of Members........................................25
         13.2     Amendments..................................................25

ARTICLE 14        DISSOLUTION OF THE COMPANY..................................27

         14.1     Events of Dissolution.......................................27
         14.2     Rights to Mark..............................................27

         14.3     Application of Proceeds.....................................27
         14.4     Negative Capital Accounts...................................28
         14.5     No Liability................................................28

ARTICLE 15        LIABILITY AND INDEMNIFICATION...............................29

         15.1     Limitation on Liability.....................................29
         15.2     Indemnification.............................................29

ARTICLE 16        MISCELLANEOUS...............................................30

         16.1     Disputed Resolution.........................................30
         16.2     Entire Agreement............................................30
         16.3     Governing Law...............................................31
         16.4     Binding Agreement...........................................31
         16.5     Captions....................................................31
         16.6     Validity....................................................31
         16.7     Counterparts................................................32


EXHIBIT A.........INITIAL CAPITAL CONTRIBUTIONS
EXHIBIT B.........ARBITRATION PROVISIONS